Exhibit 10.27

Assignment, Consent and Subordination

of Management Agreement

This Assignment, Consent and Subordination of Management Agreement (this “Agreement”) is made as of May ___, 2021 by and among LF3 El Paso, LLC, a Delaware limited liability company and LF3 EL PASO TRS, LLC, a Delaware limited liability company (collectively, “Owner”), NHS LLC dba National Hospitality Services, a North Dakota limited liability company (“Manager”), and and EPH Development Fund LLC, a Delaware limited liability company (“Lender”).

Recitals

A.

Owner owns the real property described on Exhibit A attached hereto (the “Property”). Manager and Owner, among others, are parties to a certain Hotel Management Agreement, dated on or about the Effective Date (the “Management Agreement”). The Management Agreement describes Manager’s and Owner’s respective rights and obligations regarding the management of the hotel on the Property (the “Hotel”).

B.

Borrower is indebted to Lender pursuant to the Amended and Restated Promissory Note in the principal amount of $7,900,000 dated the Effective Date from Borrower payable to the order of Lender, issued pursuant to the Loan Agreement dated as of the Effective Date between Lender and Borrower (the “Loan Agreement”). Terms used and not otherwise defined herein have the meanings ascribed to them in the Loan Agreement.  The Loan is secured by, among other things, a Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated May 31, 2018, from HD Sunland Park Property, L.L.C., a Delaware limited liability company (“Original Borrower”) to WestStar Title, LLC, as trustee, for the benefit of Lender, recorded on May 31, 2018 as Document Number 20180042472 in the real property records of El Paso County, Texas, as modified by the Loan Assumption Agreement dated the Effective Date among Original Borrower, Borrower, and Lender (the “Security Instrument”) encumbering the Property.

C.	Owner has assigned its interest in the Management Agreement to Lender pursuant to this Agreement and certain other Loan Documents.
D.

At Owner’s request and in order to facilitate Lender’s consent to the Management Agreement, Manager and Owner desire to subordinate the Management Agreement, their respective rights under the Management Agreement and their respective interests in the Property, if any, to the Security Instrument and the Loan upon the terms and conditions contained in this Agreement.

E.

Manager and Owner intend that the indebtedness evidenced by the Note, the liens and security interests of the Security Instrument and the Loan Documents be senior and prior to any and all obligations, expenses and indebtedness owing to Manager which arise from the Management Agreement and any and all existing liens or future rights to liens of Manager or any Person claiming by, through or under Manager which arise from any and all obligations, expenses and indebtedness owing to Manager under or in connection with the Management Agreement.

For good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

Assignment, Consent and Subordination of Management Agreement, Page 1

Agreement

1.

Assignment; Consent. As additional security for the payment and performance by Owner of all of its obligations under the Loan (collectively, the “Obligations”), Owner hereby assigns, transfers and pledges to Lender, and hereby grants to Lender a security interest in (a) all of Owner’s right, title and interest in, to and under the Management Agreement and (b) all of Owner’s rights, benefits and interest in, to and under all of the governmental approvals, permits, consents or licenses owned or held by Owner relating in any manner to the ownership or operation of the Hotel. Manager hereby consents to the assignment to Lender of Owner’s rights under the Management Agreement, including without limitation Owner’s interest in all accounts maintained under the Management Agreement. Lender will be entitled to exercise any and all rights of Owner under the Management Agreement in accordance with the terms thereof during the continuance of an Event of Default (as defined below), and Manager will permit and comply in all respects with such exercise. Lender will have the right to cure any default of Owner under the Management Agreement, and may perform any act, duty or obligation required to be performed by Owner under the Management Agreement; provided, however, that nothing herein will require Lender to cure any such default or to perform any such act, duty or obligation.

2.

Subordination. Manager and Owner hereby unconditionally subordinate and subject the Management Agreement and all of their respective rights and interests under the Management Agreement, including, without limitation, any right to receive any amounts or fees (heretofore, now or hereafter payable) as management fees, management commissions, incentive management fees, affiliate payments, termination fees, liquidated damages, “key money”, reimbursements of advances made by Manager to Owner or any other compensation payable under the Management Agreement, to the lien of the Security Instrument and all other liens, rights and interests of Lender under the Loan Documents, including, without limitation, Lender’s right to receive payments of principal, interest and all other sums due and owing from time to time under the Loan Documents. Manager and Owner agree that the liens, rights and interests of Lender under the Security Instrument and the other Loan Documents are senior and prior to any rights and interests of Manager and Owner under the Management Agreement. Notwithstanding any provision under or arrangement pursuant to this Agreement, the Loan and the Loan Documents, so long as no Event of Default is then existing, Lender agrees to permit any amounts payable to Manager under the Management Agreement to be paid directly and timely to Manager as and when due thereunder. For the avoidance of doubt, nothing in this Agreement will be deemed or construed to modify, amend, limit, waive or suspend (i) Owner’s obligations to Manager for the direct and timely payment of all amounts due and payable to Manager under the Management Agreement or (ii) Manager’s rights and remedies under the Management Agreement against Owner when Owner fails to perform such obligations; subject however, to the provisions of Sections 4, 5 and 6 hereof.

3.

Representations, Warranties, Acknowledges and Certifications. Manager and Owner hereby represent, warrant, certify and acknowledge to Lender as follows: (a) would not make and fund the Loan or consent to the Management Agreement without the execution and delivery of this Agreement; (b) a true and complete copy of the Management Agreement (including, without limitation, all modifications and amendments thereto, if any) is attached to this Agreement as Exhibit B; (c) the Management Agreement represents the entire agreement between Manager and Owner with respect to the Property and the operation of the Hotel; (d) the Management Agreement is not a lease; (e) Manager has no possessory interest in the Property; (f) as of the date hereof, management fees, management commissions, incentive management fees, affiliate payments, termination

Assignment, Consent and Subordination of Management Agreement, Page 2

fees, liquidated damages, “key money”, reimbursements of advances made by Manager to the owner of the Hotel and all other compensation due and payable to Manager as of the date hereof under the Management Agreement have been paid; (g) as of the date hereof, Manager has no existing defenses or claims against Owner with respect to the Management Agreement or any payments due and owing to Manager as of the date hereof thereunder; and (h) as of the date hereof, the Management Agreement is in full force and effect, and no event of default on the part of either party thereunder, or any event or condition that, with the giving of notice or the passage of time, or both, would constitute an event of default on the part of either party thereunder, has occurred and is continuing.

4.

Default; Lender’s Exercise of Rights. Manager and Owner agree that in the event of a default by Owner (continuing beyond any applicable grace or cure period) under any of the Loan Documents during the term of this Agreement (an “Event of Default”), Lender may  take in Lender's own name or in the name of Owner or either or both of them, such action as Lender may at any time or from time to time determine to be necessary or appropriate, including, without limitation:

(a)	exercising any of the rights of Owner under the Management Agreement and requiring Manager to attorn to Lender;
(b)

terminating the Management Agreement upon not less than thirty (60) days prior written notice (notwithstanding anything provided for in the Management Agreement) and requiring Manager to transfer its responsibility for the management of the Hotel to a management company selected by Lender in Lender's sole discretion, and Manager will have no rights or recourse against Lender on account of such termination;

(c)	amending, modifying or extending the Management Agreement by agreement with Manager;
(d)	curing any default under the Management Agreement; and
(e)	otherwise protecting the rights of Lender hereunder and under the Management Agreement.

Further, upon the occurrence and during the continuance of an Event of Default during the term of this Agreement, Owner hereby irrevocably (i) authorizes and empowers Lender, in Lender’s sole discretion, to assert, either directly or on behalf of Owner, any right, privilege or claim Owner may, from time to time, have against Manager that Lender may deem proper and to receive and collect any and all monies resulting therefrom and to apply the same on account of any of the Obligations; and (ii) makes, constitutes and appoints Lender (and all officers, employees and Lenders designated by Lender), as Owner’s true and lawful attorney -in-fact for the purposes of enabling Lender to assert any such right, privilege or claim and to receive, collect and apply such monies in the manner set forth above.

Lender will not incur any liability as between themselves and Owner if any action taken by or on its behalf in good faith pursuant hereto will prove to be, in whole or in part, inadequate or invalid.

Owner agrees to indemnify and hold harmless, and agrees to cause any guarantor of the loan to indemnify and hold harmless, Lender and each of its affiliates, officers, directors, employees, agents, advisors, attorneys and representatives (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities and expenses

Assignment, Consent and Subordination of Management Agreement, Page 3

(each an “Indemnified Claim”) (including, without limitation, reasonable fees and disbursements of counsel unless Lender asserts that a conflict exists, in which case Lender may retain additional counsel as Lender determines necessary to resolve such conflict and all reasonable fees and expenses of such counsel will constitute an Indemnified Claim hereunder), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party (including, without limitation, in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense in connection therewith), in each case arising out of or in connection with or relating to this agreement or the transactions contemplated hereby, even if caused by the negligence of an Indemnified Party, but not if caused by the willful misconduct or gross negligence of an Indemnified Party. In the case of an investigation, litigation or other proceeding to which the indemnity in this paragraph applies, such indemnity will be effective whether or not such investigation, litigation or proceeding is brought by Owner or any guarantor of the loan, any of the directors, security holders or creditors of Owner or any such guarantor, an Indemnified Party or any other person, and whether or not an Indemnified Party is otherwise a party thereto. This indemnity will survive repayment of the loan.

5.

Attornment; Right to Terminate. If Lender or any designee or affiliate of Lender will acquire possession of the Property through judicial or nonjudicial foreclosure or otherwise, Lender or such designee or affiliate will have the right to cause Manager to continue its management of the Hotel by assuming the obligations of Owner under the Management Agreement, but (a) without any liability for any act or omission of Owner prior to the date of acquisition, (b) without being subject to any offsets or advances which Manager may have had against Owner, and (c) without being bound by any agreement or modification of the Management Agreement entered into without Lender’s prior written consent. If Lender or any designee or affiliate of Lender explicitly assumes the obligations of Owner under the Management Agreement in writing pursuant to this Section, and if Lender or such designee or affiliate will thereafter desire to sell the Property to a third party, then Lender will either (i) cause such third party to assume the obligations of Owner under the Management Agreement or (ii) terminate the Management Agreement by written notice to Manager without further obligation thereunder. If a third party will acquire title to the Property as a purchaser at a foreclosure sale or otherwise in connection with the exercise of any remedies of Lender under the Loan Documents, then such third party, immediately upon acquiring title to the Property, will have the right to cause Manager to continue its management of the Hotel by assuming the obligations of Owner under the Management Agreement, but subject to the conditions set forth in clauses (a) through (c) of this Section. Following any assumption by Lender or any designee or affiliate of Lender or any such third party, in accordance with the terms and conditions of this Section, of the obligations of Owner under the Management Agreement, Manager will recognize such Person as the Owner under the Management Agreement. Upon any termination or expiration of the Management Agreement, Manager will reasonably cooperate with and assist Lender (or its designee or successor) in accordance with the applicable terms and conditions of the Management Agreement to effect the transfer to Lender (or its designee or successor) of any and all licenses (including food, beverage and liquor licenses), permits, governmental authorizations, keys, combinations, reservation lists, statements, books and records, insurance policies, documents and/or agreements required for the operation of the Hotel.

6.

Liability of Lender. Manager agrees that Lender and each of its successors and assigns will not have any liability under the Management Agreement until such time, if any, as Lender or such successor or assign, as applicable, will have explicitly assumed the obligations of Owner under the Management Agreement in writing and elected to cause Manager to

Assignment, Consent and Subordination of Management Agreement, Page 4

continue its management of the Hotel. Manager will look only to the estate and property of Lender in the Property for the satisfaction of Manager’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender under the Management Agreement.

7.

Indemnification. Owner agrees to indemnify Lender and defend and hold Lender harmless from and against any and all liabilities, claims, demands, losses, damages, costs and expenses (including but not limited to reasonable attorney’s fees) which Lender may incur under the Management Agreement or this Agreement and from any alleged or actual obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in the Management Agreement. This indemnification will not apply to actions taken by Lender subsequent to Lender’s acquisition of title to the Property by foreclosure. This provision will survive any termination of the Management Agreement and any foreclosure.

8.

Notices. Any notice, demand, request, approval, consent, or other communication made from or to a party as required by, permitted by, or contemplated in this Agreement (each a “Notice”) will only be effective if (i) it is in writing and (ii) the intended recipient actually receives it or is deemed to have received it in accordance with this paragraph. A Notice will be deemed received (x) if sent by local or overnight courier to the Recipient’s Address, upon delivery or first attempted delivery and (y) if sent by registered or certified first class mail, return receipt requested, two business days after deposit in the mail. If, however, a provision in this Agreement specifies different methods and requirements regarding a particular Notice, such provision will control with regard to the specified Notice. “Recipient’s Address” means the recipient’s address identified below as the recipient’s notice address (or as its address, if a separate notice address is not specified), or a new address identified in a Notice from the recipient to the sending party at least ten days before the date of the sending party’s Notice.

To Lender:

With a copy to:

Button Capital Management

29834 N Cave Creek Rd

Suite 118-283

Cave Creek, AZ 85331

Attn.: Ken Okamoto

ken.okamoto@buttoncapital.com

To Manager:

NHS LLC

c/o Norman Leslie

1635 – 43rd Street S, Suite 305

Fargo, ND 58103

To Borrower:

Assignment, Consent and Subordination of Management Agreement, Page 5

LF3 El Paso, LLC

LF3 EL PASO TRS, LLC

C/o Lodging Fund REIT III OP, LP

Attn: Linzey Erickson

1635 43rd Street S, Suite 205

Fargo, ND 58103

With a copy to:

Legendary Capital

Attn: David Durell

644 Lovett SE, Suite B

Grand Rapids, MI 49506

9.	Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Texas.
10.

Relation to Management Agreement. In the event of any conflict or discrepancy between any provision in this Agreement and any provision of the Management Agreement, the applicable provision of this Agreement will control; provided, however, that nothing contained in this Agreement will be deemed or construed to modify or affect the rights and obligations of Owner to Manager under the Management Agreement.

11.

Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors, and permitted assigns. As used herein “Lender” will include any subsequent holders of the Security Instrument.

12.

Counterparts. To facilitate execution, this Agreement may be executed in multiple identical counterparts. The signature of each party, or the signature of all persons required to bind a party, need not appear on each counterpart. All counterparts, taken together, will constitute a single document. The validity of a signature page will not be affected by its detachment from one counterpart of this Agreement and attachment to an identical counterpart of this Agreement.

13.

Final Agreement. This Agreement is the final, complete, and exclusive agreement of the parties regarding its subject matter, and supersedes all prior and contemporaneous agreements, representations, and understandings regarding such subject matter. No modification of this Agreement will be binding on the parties to it unless contained in a writing signed by the parties hereto

[Remainder of Page Intentionally Left Blank]

Assignment, Consent and Subordination of Management Agreement, Page 6

Borrower:
LF3 El Paso, LLC, a Delaware limited liability company

By:	Lodging Fund REIT III OP, LP, a Delaware limited partnership, its sole member

	By:	Lodging Fund REIT III, Inc., a Maryland corporation, its general partner

	By:	/s/ Samuel C. Montgomery
	Name:	Samuel C. Montgomery
	Title:	Chief Financial Officer

LF3 El Paso TRS, LLC, a Delaware limited liability company

By:	Lodging Fund REIT III TRS, Inc., a Delaware corporation, its sole member

By:	/s/ Samuel C. Montgomery
Name: Samuel C. Montgomery
Title: Chief Financial Officer

Manager:

NHS LLC dba National Hospitality Services, a North Dakota limited liability company

By:	/s/ Norman H. Leslie
Name:	Norman H. Leslie
Title:	President

Lender:

EPH Development Fund LLC, a Delaware limited liability company

By:	/s/ Albert Ken Okamoto
Name:	Albert Ken Okamoto
Title:	Authorized Signatory

Assignment, Consent and Subordination of Management Agreement, Page 7

EXHIBIT A

TO

LEGAL DESCRIPTION

A PARCEL OF LAND CONTAINING 5.314 ACRES MORE OR LESS, BEING A PORTION OF LOT 1, BLOCK 2, SUNLAND COMMERCIAL DISTRICT UNIT 2, AN ADDITION TO THE CITY OF EL PASO, EL PASO COUNTY, TEXAS, ACCORDING TO THE MAP THEREOF RECORDED IN BOOK 23, PAGE 42, PLAT RECORDS OF EL PASO COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT AN EXISTING CITY MONUMENT FOUND AT THE CENTERLINE INTERSECTION OF SUNLAND PARK DRIVE AND CONSTITUTION DRIVE; THENCE, WITH SAID CENTERLINE OF SUNLAND PARK DRIVE, NORTH 83° 39' 16" EAST A DISTANCE OF 380.98 FEET; THENCE, LEAVING SAID CENTERLINE, SOUTH 06° 20' 44" EAST A DISTANCE OF 60.00 FEET TO A SET CROWS FOOT IN CONCRETE ON THE SOUTH RIGHT OF WAY LINE OF SUNLAND PARK DRIVE AND BEING THE "POINT OF BEGINNING";

THENCE, WITH SAID RIGHT OF WAY, NORTH 83° 39' 16" EAST A DISTANCE OF 52.73 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, WITH SAID RIGHT OF WAY, NORTH 78° 22' 46" EAST A DISTANCE OF 149.41 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, LEAVING SAID RIGHT OF WAY, SOUTH 11° 39' 57" EAST A DISTANCE OF 96.73 FEET TO A SET NAIL WITH SHINER, TX NO. 1798;

THENCE, SOUTH 62° 09' 00" EAST A DISTANCE OF 87.94 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, NORTH 78° 20' 03" EAST A DISTANCE OF 76.65 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, NORTH 26° 32' 34" EAST A DISTANCE OF 147.75 FEET TO A POINT AT THE INTERSECTION WITH THE SOUTHWESTERLY RIGHT OF WAY LINE OF U.S. INTERSTATE HIGHWAY NO. 10, (A WITNESS CORNER BEING SET SOUTH 26° 32' 34" WEST A DISTANCE OF 1.00 FEET);

THENCE, ALONG THE RIGHT OF WAY LINE OF U.S. INTERSTATE HIGHWAY NO. 10 THE FOLLOWING COURSES;

NORTH 78° 20' 03" EAST A DISTANCE OF 213.36 FEET TO A SET 5/8" REBAR WITH CAP;

NORTH 49° 53' 58" EAST A DISTANCE OF 228.07 FEET TO A SET CHISELED ''X'';

SOUTH 40° 06' 02" EAST A DISTANCE OF 343.40 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, LEAVING SAID RIGHT OF WAY, SOUTH 49° 53' 58" WEST A DISTANCE OF 332.76 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, SOUTH 78° 20' 03" WEST A DISTANCE OF 245.75 FEET TO A SET CHISELED ''X'' IN CONCRETE;

ASSIGNMENT, CONSENT AND SUBORDINATION OF MANAGEMENT AGREEMENT, EXHIBIT A, PAGE 1

THENCE, NORTH 62° 09' 00" WEST A DISTANCE OF 618.23 FEET TO THE "POINT OF BEGINNING" OF THE HEREIN DESCRIBED PARCEL, AND CONTAINING 5.314 ACRES OF LAND MORE OR LESS. (REFERENCE: METES AND BOUNDS DESCRIPTION CONTAINED IN THAT CERTAIN DEED WITHOUT WARRANTY RECORDED UNDER INSTRUMENT NO. 20060040427, REAL PROPERTY RECORDS OF EL PASO COUNTY, TEXAS.)

SAVE AND EXCEPT THE PROPERTY DESCRIBED IN NOTICE OF LIS PENDENS FILED FOR RECORD MARCH 01, 2016 UNDER COUNTY CLERK'S FILE NO. 20160013652, OFFICIAL PUBLIC RECORDS OF EL PASO, TEXAS

ASSIGNMENT, CONSENT AND SUBORDINATION OF MANAGEMENT AGREEMENT, EXHIBIT A, PAGE 2